SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 25, 2003
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    000-22817                  65-0813766
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)            Identification No.)


             100 S. Second Street,Fort Pierce, FL 34950
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         (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
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                  (Former name or former address, if changed since last report)






Item 9.  Regulation FD

         Harbor Florida Bancshares, Inc. announced that it will report its 2003 fiscal year earnings on Wednesday, October 15, 2003.






                                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signedon its behalf by the undersigned hereunto duly authorized.



Dated:   September 25, 2003                   HARBOR FLORIDA BANCSHARES,
                                              INC., Registrant


                                              By:            /s/
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                                              Name:   H. Michael Callahan
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer